Securities, 424I - Securities, 424I: 1	Feb. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	COtwo Advisors Physical European Carbon Allowance Trust
Aggregate Sales Price	$ 2,539,025.00
Aggregate Redeemed or Repurchased, FY	879,140.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 1,659,885.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 229.23